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                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                               ___________________________

                                        FORM 8-K

                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 5, 2001
                                                  ------------------------------
                                   Owens & Minor, Inc.
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                   (Exact name of Registrant as specified in charter)


   Virginia                          1-9810                  54-1701843
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 (State or other                 (Commission file           (IRS employer
 jurisdiction of                     number)             identification no.)
 incorporation)

  4800 Cox Road, Glen Allen, Virginia                              23060
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code           (804) 747-9794

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

  On June 5, 2001, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the commencement by the Company of a tender offer to purchase for cash any and all of its outstanding $150 million aggregate principal amount of 10 7/8% Senior Subordinated Notes due 2006.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits.

  99.1  Press Release issued by the Company on June 5, 2001.


                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2001

                              OWENS & MINOR, INC.



                              By:  /s/  Drew St. J. Carneal
                                   ------------------------
                                        Drew St. J. Carneal
                                        Senior Vice President
                                        General Counsel